EXHIBIT 2.10

Execution Version

TEEKAY CORPORATION

FIRST SUPPLEMENTAL INDENTURE

Dated as of November 16, 2015

to the

INDENTURE

Dated as of January 15, 2010

between

TEEKAY CORPORATION

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

$200,000,000 8.5% Senior Notes due 2020

FIRST SUPPLEMENTAL INDENTURE, dated as of November 16, 2015 (this “First Supplemental Indenture”), to the indenture dated as of January 27, 2010 (the “Original Indenture”) between Teekay Corporation, a corporation duly domesticated and existing under the laws of the Republic of The Marshall Islands (the “Company”), and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”).

WHEREAS, the Company and the Trustee have heretofore executed and delivered the Original Indenture, and the Company has duly authorized the creation of an issue of its 8.5% Senior Notes due January 15, 2020 (the “Securities”) pursuant to the Original Indenture;

WHEREAS, on January 27, 2010 the Company issued Securities aggregating $450,000,000 in aggregate principal amount (the “Initial Securities”);

WHEREAS, Section 9.01 of the Original Indenture permits the Company, when authorized by a Board Resolution, and the Trustee, without the consent of any Holders of the Securities, to enter into a supplemental indenture for several purposes, including to issue Additional Securities as provided in Section 3.01 of the Original Indenture; and

WHEREAS, the Company desires to issue Additional Securities in an aggregate principal amount of $200,000,000 on the date hereof, and to that end has requested the Trustee to enter into this First Supplemental Indenture;

NOW, THEREFORE, for and in consideration of the premises and the purchase of the Additional Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Additional Securities, as follows:

ARTICLE I

Definitions

SECTION 1.01 Definitions.

(a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Indenture.

(b) For all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings (such meanings shall apply equally to both the singular and plural forms of the respective terms):

“144A Global Security” means a Global Security substantially in the form set forth in Article II of the Original Indenture, bearing the Global Security Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the United States Depositary or its nominee, that will be issued in a denomination equal to the outstanding principal amount of the Additional Securities initially sold in reliance on Rule 144A, as specified in the Company Order delivered upon issuance thereof.

“Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Security, the rules and procedures of the United States Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

“Definitive Security” means a certificated Security registered in the name of the Holder thereof and issued in accordance with Article III hereof, substantially in the form set forth in Article II of the Original Indenture except that such Security shall not bear the Global Security Legend.

“Exchange Offer” has the meaning set forth in the Registration Rights Agreement.

“Exchange Offer Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Exchange Securities” means the Securities issued in an Exchange Offer pursuant to Section 3.01(f) hereof.

“Global Security Legend” means the legend set forth in Section 2.02 of the Original Indenture, which is required to be placed on all Global Securities issued under the Indenture.

“Indirect Participant” means a Person who holds a beneficial interest in a Global Security through a Participant.

“Initial Purchasers” means J.P. Morgan Securities LLC and the other entities listed in Schedule 1 to the Purchase Agreement.

“Letter of Transmittal” means the letter of transmittal to be prepared by the Company and sent to all Holders of the Additional Securities for use by such Holders in connection with an Exchange Offer.

“Non-U.S. Person” means a Person who is not a U.S. Person.

“Participant” means, with respect to the United States Depositary, Euroclear or Clearstream, a Person who has an account with the United States Depositary, Euroclear or Clearstream, respectively (and, with respect to the United States Depositary, shall include Euroclear and Clearstream).

“Participating Broker-Dealer” has the meaning set forth in the Registration Rights Agreement.

“Private Placement Legend” means the legend set forth in Section 3.01(g)(2), which is required to be placed on all Restricted Securities.

“Purchase Agreement” means that certain purchase agreement, dated November 10, 2015, among the Company and the Initial Purchasers, relating to the issuance and sale by the Company, and the purchase by the Initial Purchasers, of the Additional Securities.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of November 16, 2015, among the Company and J.P. Morgan Securities LLC, for itself and as representative of the Initial Purchasers, as such agreement may be amended, modified or supplemented from time to time.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Security” means each of the Regulation S Permanent Global Security and the Regulation S Temporary Global Security.

“Regulation S Permanent Global Security” means a permanent Global Security substantially in the form set forth in Article II of the Original Indenture, bearing the Global Security Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the United States Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Security upon expiration of the Restricted Period.

“Regulation S Temporary Global Security” means a temporary Global Security substantially in the form set forth in Article II of the Original Indenture, bearing the Global Security Legend, the Regulation S Temporary Global Security Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the United States Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Additional Securities sold in reliance on Rule 903 of Regulation S, as specified in the Company Order delivered upon issuance thereof.

“Regulation S Temporary Global Security Legend” means the legend set forth in Section 3.01(g)(3) hereof, which is required to be placed on the Regulation S Temporary Global Security.

“Resale Restriction Termination Date” means, (i) in the case of any Additional Securities initially sold pursuant to Rule 144A, the date which is one year (or such other date when resales of securities by non-affiliates are first permitted under Rule 144(d) without condition) after the later of the date of the original issue of the Additional Securities or the date of any subsequent reopening of the Additional Securities and the last date on which the Company or any of its affiliates was the owner of such Additional Securities (or any predecessor Additional Securities) or (ii), in the case of any Additional Securities initially sold pursuant to Regulation S, 40 days or (iii) in any case such later date, if any, as may be required by applicable law. Unless otherwise notified in writing by the Company specifying a different date, the Trustee may conclusively presume that the Resale Restriction Termination Date in relation to any Additional Securities initially sold pursuant to Rule 144A will end with the close of the day on Wednesday, November 16, 2016; and unless otherwise notified in writing by the Company specifying a different date, the Trustee may conclusively presume that the Resale Restriction Termination Date in relation to any Additional Securities initially sold pursuant to Regulation S will end with the close of the day on Sunday, December 27, 2015.

“Restricted Definitive Security” means a Definitive Security bearing the Private Placement Legend.

“Restricted Global Security” means each 144A Global Security and Regulation S Global Security.

“Restricted Period” means the 40-day distribution compliance period as defined in Regulation S. Unless otherwise notified in writing by the Company specifying a different date, the Trustee may conclusively presume that the Restricted Period will end with the close of the day on Sunday, December 27, 2015.

“Restricted Securities” means the Restricted Definitive Securities and the Restricted Global Securities.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Rule 903” means Rule 903 promulgated under the Securities Act.

“Rule 904” means Rule 904 promulgated under the Securities Act.

“Shelf Registration Statement” means a Shelf Registration Statement as defined in the Registration Rights Agreement.

“Unrestricted Definitive Security” means a Definitive Security that does not bear and is not required to bear the Private Placement Legend.

“Unrestricted Global Security” means a Global Security that does not bear and is not required to bear the Private Placement Legend.

“U.S. Person” means a U.S. Person as defined in Rule 902(k) promulgated under the Securities Act.

ARTICLE II

Form and Terms of the Additional Securities

SECTION 2.01 Form and Terms.

(a) The Additional Securities and the Trustee’s certificate of authentication thereon shall be in substantially the respective forms set forth in Article II of the Original Indenture, with only such variations therefrom as such Article II permits.

(b) The terms of the Additional Securities shall be identical to the terms of the Initial Securities except as expressly set forth in this Article II and in Article III of this First Supplemental Indenture. Without limiting the generality of the foregoing, the Additional Securities shall be: (i) subject to repurchase by the Company pursuant to an Offer to Purchase as provided in Section 10.09 of the Original Indenture; (ii) redeemable by the Company as provided in Article XI of the Original Indenture; (iii) subject to the Registration Rights Agreement; and (iv) subject to defeasance at the option of the Company as provided in Article XII of the Original Indenture. So long as they constitute Restricted Securities, the Additional Securities shall bear CUSIP and ISIN numbers different from those of the Initial Securities; and any Exchange Securities and Additional Securities that may be sold pursuant to a Shelf Registration Statement shall bear the same CUSIP and ISIN numbers as the Initial Securities.

SECTION 2.02 Aggregate Principal Amount; Execution and Authentication; Global Securities.

(a) The aggregate principal amount of Additional Securities which may be authenticated and delivered under this First Supplemental Indenture upon original issuance is limited to $200,000,000.

(b) The Company may forthwith execute, and upon a Company Order, the Trustee shall authenticate and deliver, the Additional Securities for original issue in accordance with the provisions of Section 3.03 of the Original Indenture.

(c) 144A Global Security. Additional Securities offered and sold in reliance on Rule 144A will be issued initially in the form of the 144A Global Security, which will be deposited on behalf of the purchasers of such Additional Securities represented thereby with the Trustee, as custodian for the United States Depositary, and registered in the name of the United States Depositary or the nominee of the United States Depositary for the accounts of its Participants, duly executed by the Company and authenticated by the Trustee as provided herein and in Section 3.03 of the Original Indenture. The aggregate principal amount of the 144A Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee and the United States Depositary or its nominee, as the case may be, in connection with transfers of interests as hereinafter provided.

(d) Regulation S Temporary Global Security. Additional Securities offered and sold in reliance on Regulation S will be issued initially in the form of the Regulation S Temporary Global Security, which will be deposited on behalf of the purchasers of such Additional Securities represented thereby with the Trustee, as custodian for the United States Depositary, and registered in the name of the United States Depositary or the nominee of the United States Depositary for the accounts of designated agents holding on behalf of Euroclear or Clearstream, duly executed by the Company and authenticated by the Trustee as provided herein and in Section 3.03 of the Original Indenture. Through and including the last day of the Restricted Period, beneficial interests in the Regulation S Temporary Global Security may be held only through Euroclear and Clearstream (as Indirect Participants in The Depository Trust Company), unless transferred in accordance with the requirements set forth in Article III hereof. Notwithstanding any contrary provision of the Indenture or the Additional Securities, in no event shall the Regulation S Temporary Global Security be exchanged by the Company for Definitive Securities prior to the expiration of the Restricted Period. Following the termination of the Restricted Period, beneficial interests in the Regulation S Temporary Global Security will be exchanged for beneficial interests in the Regulation S Permanent Global Security, pursuant to the Applicable Procedures. Simultaneously with the authentication of the Regulation S Permanent Global Security, the Trustee will cancel the Regulation S Temporary Global Security, and following which the beneficial interests in the Regulation S Temporary Global Security shall automatically become beneficial interests in the Regulation S Permanent Global Security. The aggregate principal amount of the Regulation S Temporary Global Security and the Regulation S Permanent Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee and the United States Depositary or its nominee, as the case may be, in connection with transfers of interests as hereinafter provided.

(e) In connection with an Exchange Offer, the Company may execute, and upon a Company Order, the Trustee shall authenticate and deliver, Exchange Securities for original issuance solely in exchange for Additional Securities of a like aggregate principal amount as hereinafter provided.

(f) The Initial Securities, the Additional Securities and any Exchange Securities shall be considered collectively as a single series for all purposes of the Indenture, including, without limitation, waivers, amendments, redemptions and any Offer to Purchase. Holders of the Initial Securities, the Additional Securities and any Exchange Securities will vote and consent together on all matters to which such Holders are entitled to vote or consent as one series, and none of the Holders of the Initial Securities, the Additional Securities or any Exchange Securities shall have the right to vote or consent as a separate series or class on any matter to which such Holders are entitled to vote or consent.

SECTION 2.03 Interest.

(a) Subject to the provisions of Section 2.03(b) hereof, interest on the Additional Securities shall accrue at the same annual rate as on the Initial Securities, and it shall accrue from and including July 15, 2015. The initial Interest Payment Date for the Additional Securities shall be January 15, 2016.

(b) Additional interest shall accrue on the Additional Securities as provided in the Registration Rights Agreement, and all references to “interest” in this First Supplemental Indenture or in the Additional Securities shall be deemed to include any such additional interest. The Company shall notify the Trustee in writing of the amounts and payment dates of any additional interest that may become payable under the Registration Rights Agreement. The Trustee shall not at any time be under any duty or responsibility to any Holder of Additional Securities or any other Person to determine whether or not any additional interest is payable, the amount of any such additional interest, or with respect to the nature, extent or calculation of the amount of any such additional interest that may be owed, or with respect to the method employed in any such calculation of additional interest.

ARTICLE III

Transfer and Exchange of Additional Securities

SECTION 3.01 Transfer and Exchange of Additional Securities.

(a) Transfer and Exchange of Global Securities. A Global Security may not be transferred or exchanged for another Security other than as provided in Section 3.05(d) of the Original Indenture; however, beneficial interests in a Global Security may be transferred and exchanged as provided in Section 3.01(b), (c) or (f) hereof.

(b) Transfer and Exchange of Beneficial Interests in the Global Securities. The transfer and exchange of beneficial interests in the Global Securities will be effected through the United States Depositary, in accordance with the provisions of this First Supplemental Indenture and the Applicable Procedures. Transfers of beneficial interests in the Global Securities also will require compliance with either Section 3.01(b)(1) or (2) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

(1) Transfer of Beneficial Interests in the Same Global Security. Beneficial interests in any Restricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Security in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Regulation S Temporary Global Security may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security. No written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this Section 3.01(b)(1).

(2) All Other Transfers and Exchanges of Beneficial Interests in Global Securities. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 3.01(b)(1) above, the transferor of such beneficial interest must deliver to the Security Registrar either:

(A) both:

(i) a written order from a Participant or an Indirect Participant given to the United States Depositary in accordance with the Applicable Procedures directing the United States Depositary to credit or cause to be credited a beneficial interest in another Global Security in an amount equal to the beneficial interest to be transferred or exchanged; and

(ii) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase; or

(B) both:

(i) a written order from a Participant or an Indirect Participant given to the United States Depositary in accordance with the Applicable Procedures directing the United States Depositary to cause to be issued a Definitive Security in an amount equal to the beneficial interest to be transferred or exchanged; and

(ii) instructions given by the United States Depositary to the Security Registrar containing information regarding the Person in whose name such Definitive Security shall be registered to effect the transfer or exchange referred to in (1) above;

provided that in no event shall Definitive Securities be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Security prior to the expiration of the Restricted Period.

Upon consummation of an Exchange Offer by the Company in accordance with Section 3.01(f) hereof, the requirements of this Section 3.01(b)(2) shall be deemed to have been satisfied upon receipt by the Security Registrar (or the exchange agent appointed by the Company for such purpose) of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Securities. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Securities contained in this First Supplemental Indenture and the Securities or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Securities pursuant to Section 3.01(h) hereof.

(3) Transfer of Beneficial Interests to Another Restricted Global Security. A beneficial interest in any Restricted Global Security may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Security if the transfer complies with the requirements of Section 3.01(b)(2)(A) above and the Security Registrar receives the following:

(A) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Security, then the transferor must deliver a certificate in the form of Exhibit A hereto, including the certifications in item (1) thereof; and

(B) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Temporary Global Security or the Regulation S Permanent Global Security, then the transferor must deliver a certificate in the form of Exhibit A hereto, including the certifications in item (2) thereof.

(4) Transfer and Exchange of Beneficial Interests in a Restricted Global Security for Beneficial Interests in an Unrestricted Global Security. A beneficial interest in any Restricted Global Security may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Security or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security if the exchange or transfer complies with the requirements of Section 3.01(b)(2)(A) above and:

(A) such exchange or transfer is effected pursuant to an Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Participating Broker-Dealer, (ii) a Person participating in the distribution of the Exchange Securities or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company;

(B) such transfer is effected pursuant to a Shelf Registration Statement in accordance with the Registration Rights Agreement;

(C) such transfer is effected by a Participating Broker-Dealer pursuant to an Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(D) the Security Registrar receives the following:

(i) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (1)(a) thereof; or

(ii) if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit A hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this Section 3.01(b)(4)(D), if the Company so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

If any such transfer is effected pursuant to Section 3.01(b)(4)(B) or (D) above at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of a Company Order, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to Section 3.01(b)(4)(B) or (D) above.

Beneficial interests in an Unrestricted Global Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Security.

(c) Transfer or Exchange of Beneficial Interests for Definitive Securities.

(1) Beneficial Interests in Restricted Global Securities to Restricted Definitive Securities. If any holder of a beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Security, then, upon receipt by the Security Registrar of the following documentation:

(A) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Definitive Security, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (2)(a) thereof;

(B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (1) thereof;

(C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (2) thereof;

(D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (3)(a) thereof;

(E) if such beneficial interest is being transferred in reliance on an exemption from the registration requirements of the Securities Act other than those listed in Section 3.01(c)(1)(B) through (D) above, a certificate to the effect set forth in Exhibit A hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable;

(F) if such beneficial interest is being transferred to the Company or any of the Company’s Subsidiaries, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (3)(b) thereof; or

(G) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Security to be reduced accordingly pursuant to Section 3.01(h) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Restricted Definitive Security in the appropriate principal amount. Any Restricted Definitive Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 3.01(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from the United States Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Restricted Definitive Securities to the Persons in whose names such Restricted Securities are so registered. Any Restricted Definitive Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 3.01(c)(1) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

(2) Beneficial Interests in Regulation S Temporary Global Security to Definitive Securities. Notwithstanding Section 3.01(c)(1)(A) and (C) hereof, a beneficial interest in the Regulation S Temporary Global Security may not be exchanged for a Definitive Security or transferred to a Person who takes delivery thereof in the form of a Definitive Security prior to the expiration of the Restricted Period.

(3) Beneficial Interests in Restricted Global Securities to Unrestricted Definitive Securities. A holder of a beneficial interest in a Restricted Global Security may exchange such beneficial interest for an Unrestricted Definitive Security or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security only if:

(A) such exchange or transfer is effected pursuant to an Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Participating Broker-Dealer, (ii) a Person participating in the distribution of the Exchange Securities or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company;

(B) such transfer is effected pursuant to a Shelf Registration Statement in accordance with the Registration Rights Agreement;

(C) such transfer is effected by a Participating Broker-Dealer pursuant to an Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(D) the Security Registrar receives the following:

(i) if the holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for an Unrestricted Definitive Security, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (1)(b) thereof; or

(ii) if the holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Security, a certificate from such holder in the form of Exhibit A hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this Section 3.01(c)(3)(D), if the Company so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(4) Beneficial Interests in Unrestricted Global Securities to Unrestricted Definitive Securities. If any holder of a beneficial interest in an Unrestricted Global Security proposes to exchange such beneficial interest for an Unrestricted Definitive Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security, then, upon satisfaction of the conditions set forth in Section 3.01(b)(2)(B) hereof, the Trustee will cause the aggregate principal amount of the applicable Unrestricted Global Security to be reduced accordingly pursuant to Section 3.01(h) hereof, and the Company will execute and, upon receipt of a Company Order, the Trustee will authenticate and deliver to the Person designated in the instructions an Unrestricted Definitive Security in the principal amount specified in the Company Order. Any Unrestricted Definitive Security issued in exchange for a beneficial interest pursuant to this Section 3.01(c)(4) will be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest requests through instructions to the Security Registrar from or through the United States Depositary and the Participant or Indirect Participant. The Trustee will deliver such Unrestricted Definitive Securities to the Persons in whose names such Unrestricted Definitive Securities are so registered. Any Unrestricted Definitive Security issued in exchange for a beneficial interest pursuant to this Section 3.01(c)(4) will not bear the Private Placement Legend.

(d) Transfer and Exchange of Definitive Securities for Beneficial Interests.

(1) Restricted Definitive Securities to Beneficial Interests in Restricted Global Securities. If any Holder of a Restricted Definitive Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security or to transfer such Restricted Definitive Securities to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Security, then, upon receipt by the Security Registrar of the following documentation:

(A) if the Holder of such Restricted Definitive Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (2)(b) thereof;

(B) if such Restricted Definitive Security is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (1) thereof;

(C) if such Restricted Definitive Security is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (2) thereof;

(D) if such Restricted Definitive Security is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (3)(a) thereof;

(E) if such Restricted Definitive Security is being transferred in reliance on an exemption from the registration requirements of the Securities Act other than those listed in Section 3.01(d)(1)(B) through (D) above, a certificate to the effect set forth in Exhibit A hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable;

(F) if such Restricted Definitive Security is being transferred to the Company or any of the Company’s Subsidiaries, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (3)(b) thereof; or

(G) if such Restricted Definitive Security is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (3)(c) thereof, the Trustee will cancel the Restricted Definitive Security, increase or cause to be increased the aggregate principal amount of, in the case of Section 3.01(d)(1)(A) or 3.01(d)(1)(D)-(G) above, the appropriate Restricted Global Security, in the case of Section 3.01(d)(1)(B) above, the 144A Global Security, and in the case of Section 3.01(d)(1)(C) above, the Regulation S Global Security.

(2) Restricted Definitive Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of a Restricted Definitive Security may

exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Restricted Definitive Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security only if:

(A) such exchange or transfer is effected pursuant to an Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Participating Broker-Dealer, (ii) a Person participating in the distribution of the Exchange Securities or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company;

(B) such transfer is effected pursuant to a Shelf Registration Statement in accordance with the Registration Rights Agreement;

(C) such transfer is effected by a Participating Broker-Dealer pursuant to an Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(D) the Security Registrar receives the following:

(i) if the Holder of such Restricted Definitive Securities proposes to exchange such Restricted Definitive Securities for a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (1)(c) thereof; or

(ii) if the Holder of such Restricted Definitive Securities proposes to transfer such Securities to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit A hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this Section 3.01(d)(2)(D), if the Company so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

Upon satisfaction of the conditions of any of the subparagraphs in this Section 3.01(d)(2), the Trustee will cancel the Restricted Definitive Securities and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Security.

(3) Unrestricted Definitive Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of an Unrestricted Definitive Security may exchange such Unrestricted Definitive Security for a beneficial interest in an Unrestricted Global Security or transfer such Unrestricted Definitive Securities to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security at any time. Upon receipt of a request for such an exchange or transfer, the Trustee will cancel the applicable Unrestricted Definitive Security and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Securities.

If any such exchange or transfer from an Unrestricted Definitive Security to a beneficial interest is effected pursuant to Section 3.01(d)(2) or (3) above at a time when an Unrestricted Global Security has not yet been issued, the Company will issue and, upon receipt of a Company Order, the Trustee will authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of Unrestricted Definitive Securities so transferred.

(e) Transfer and Exchange of Definitive Securities for Definitive Securities. Upon request by a Holder of Definitive Securities and such Holder’s compliance with the provisions of this Section 3.01(e), the Security Registrar will register the transfer or exchange of Definitive Securities. Prior to such registration of transfer or exchange, the requesting Holder must present or surrender to the Security Registrar the Definitive Securities duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder must provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 3.01(e).

(1) Restricted Definitive Securities to Restricted Definitive Securities. Any Restricted Definitive Security may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Security if the Security Registrar receives the following:

(A) if the transfer will be made pursuant to Rule 144A, then the transferor must deliver a certificate in the form of Exhibit A hereto, including the certifications in item (1) thereof;

(B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit A hereto, including the certifications in item (2) thereof; and

(C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit A hereto, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable.

(2) Restricted Definitive Securities to Unrestricted Definitive Securities. Any Restricted Definitive Security may be exchanged by the Holder thereof for an Unrestricted Definitive Security or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Security if:

(A) such exchange or transfer is effected pursuant to an Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Participating Broker-Dealer, (ii) a Person participating in the distribution of the Exchange Securities or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company;

(B) any such transfer is effected pursuant to a Shelf Registration Statement in accordance with the Registration Rights Agreement;

(C) any such transfer is effected by a Participating Broker-Dealer pursuant to an Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

(D) the Security Registrar receives the following:

(i) if the Holder of such Restricted Definitive Securities proposes to exchange such Securities for an Unrestricted Definitive Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (1)(d) thereof; or

(ii) if the Holder of such Restricted Definitive Securities proposes to transfer such Securities to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Security, a certificate from such Holder in the form of Exhibit A hereto, including the certifications in item (4) thereof;

and, in each such case set forth in this Section 3.01(e)(2)(D), if the Company so requests, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(3) Unrestricted Definitive Securities to Unrestricted Definitive Securities. A Holder of Unrestricted Definitive Securities may transfer such Securities to a Person who takes delivery thereof in the form of an Unrestricted Definitive Security. Upon receipt of a request to register such a transfer, the Security Registrar shall register the Unrestricted Definitive Securities pursuant to the instructions from the Holder thereof.

(f) Exchange Offer. Upon the occurrence of an Exchange Offer in accordance with the Registration Rights Agreement, the Company will issue and, upon receipt of a Company Order, the Trustee will authenticate:

(1) one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount specified in the Company Order, which amount shall be equal to the aggregate amount of the beneficial interests in the Restricted Global Securities accepted for exchange in the Exchange Offer by Persons that certify in the applicable Letters of Transmittal that (A) they are not Participating Broker-Dealers, (B) they are not participating in a distribution of the Exchange Securities and (C) they are not affiliates (as defined in Rule 144) of the Company; and

(2) Unrestricted Definitive Securities in an aggregate principal amount equal to the principal amount specified in the Company Order, which amount shall be equal to the aggregate principal amount of the Restricted Definitive Securities accepted for exchange in the Exchange Offer by Persons that certify in the applicable Letters of Transmittal that (A) they are not Participating Broker-Dealers, (B) they are not participating in a distribution of the Exchange Securities and (C) they are not affiliates (as defined in Rule 144) of the Company.

Concurrently with the issuance of such Securities, the Trustee will cause the aggregate principal amount of the applicable Restricted Global Securities to be reduced accordingly, and the Company will execute and, upon receipt of a Company Order, the Trustee will authenticate and deliver to the Persons designated by the Holders of Restricted Definitive Securities so accepted Unrestricted Definitive Securities in the appropriate principal amount.

(g) Legends. The following legends will appear on the face of all Global Securities and Definitive Securities issued under this First Supplemental Indenture unless specifically stated otherwise in the applicable provisions of this First Supplemental Indenture.

(1) Private Placement Legend.

(A) Except as permitted by Section 3.01(g)(1)(B) below, each Global Security and each Definitive Security (and all Securities issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)), OR (B) IT IS A NON-U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO RULE 903 AND RULE 904 OF REGULATION S, AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE RESALE RESTRICTION TERMINATION DATE ONLY (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO RULE 903 AND RULE 904 OF REGULATION S, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, THE SECURITIES LAWS OF ANY OTHER JURISDICTION, INCLUDING ANY STATE OF THE UNITED STATES, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO EACH OF THEM AND/OR A CERTIFICATE OF TRANSFER OR EXCHANGE IN THE FORM PRESCRIBED IN THE INDENTURE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION AND HOLDING OF THIS SECURITY, THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED, WARRANTED AND AGREED THAT EITHER (I) IT IS NOT AND WILL NOT BE FOR SO LONG AS IT HOLDS ANY SECURITY (OR INTEREST IN A SECURITY) AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO THE FIDUCIARY RESPONSIBILITY REQUIREMENTS OF TITLE I OF U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), A “PLAN” OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF SUCH EMPLOYEE BENEFIT PLAN OR PLAN’S INVESTMENT IN THE ENTITY, OR A GOVERNMENTAL, NON-U.S., CHURCH OR OTHER PLAN WHICH IS SUBJECT TO ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SUBSTANTIALLY SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR (II) THE PURCHASE, HOLDING AND DISPOSITION OF THIS SECURITY WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR, IN THE CASE OF A GOVERNMENTAL, NON-U.S., CHURCH OR OTHER PLAN, A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

(B) Notwithstanding the foregoing, any Global Security or Definitive Security issued upon transfer or exchange pursuant to Section 3.01(b)(4), (c)(3), (c)(4), (d)(2), (d)(3), (e)(2), (e)(3) or (f) (and all Securities issued in exchange therefor or substitution thereof) will not bear the Private Placement Legend.

(2) Global Security Legend. Each Global Security will bear a legend in substantially the form set forth in the form of the Securities in Section 2.02 of the Original Indenture.

(3) Regulation S Temporary Global Security Legend. The Regulation S Temporary Global Security will bear a legend in substantially the following form:

THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR ANOTHER GLOBAL SECURITY OR A DEFINITIVE SECURITY, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

(h) Cancellation and/or Adjustment of Global Securities. At such time as all beneficial interests in a particular Global Security have been exchanged for beneficial interests in another Global Security or Definitive Securities, or a particular Global Security has been redeemed, repurchased or canceled in whole and not in part, each such Global Security will be returned to or retained and canceled by the Trustee in accordance with Section 3.09 of the Original Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for Definitive Securities, the principal amount of Securities represented by such Global Security will be reduced accordingly and an endorsement will be made on such Global Security by the Trustee or by the United States Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security will be increased accordingly and an endorsement will be made on such Global Security by the Trustee or by the United States Depositary at the direction of the Trustee to reflect such increase.

(i) General Provisions Relating to Transfers and Exchanges.

(1) To permit registrations of transfers and exchanges, the Company will execute and the Trustee will authenticate Global Securities and Definitive Securities upon receipt of a Company Order in accordance with Section 3.03 of the Original Indenture or at the Security Registrar’s request.

(2) All Global Securities and Definitive Securities issued upon any registration of transfer or exchange of Global Securities or Definitive Securities will be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under the Indenture, as the Global Securities or Definitive Securities surrendered upon such registration of transfer or exchange.

(3) All certifications, certificates and Opinions of Counsel required to be submitted to the Security Registrar pursuant to this Section 3.01 to effect a registration of transfer or exchange may be submitted by facsimile or in portable document format.

(4) The provisions of this Article III shall apply only to the Additional Securities.

(5) The Trustee and the Security Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this First Supplemental Indenture with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or owners of beneficial interests in any Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, this First Supplemental Indenture, and to examine the same to determine material compliance as to form with the express requirements hereof.

ARTICLE IV

Miscellaneous

SECTION 4.01 Ratification of Original Indenture. Except as expressly supplemented or amended hereby in relation to the Additional Securities and any Exchange Securities, the Original Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and full force and effect.

SECTION 4.02 Concerning the Trustee.

The recitals contained herein and in the Additional Securities, except with respect to the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental indenture or of the Additional Securities.

SECTION 4.03 Counterparts.

This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 4.04 Governing Law; Waiver of Jury Trial.

THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

ALL PARTIES HERETO HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS FIRST SUPPLEMENTAL INDENTURE, THE ADDITIONAL SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

SECTION 4.05 Effect of Headings and Table of Contents.

The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 4.06 Benefits under First Supplemental Indenture, etc.

Nothing in this First Supplemental Indenture or the Additional Securities, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of the Additional Securities, any benefit of any legal or equitable right, remedy or claim under the Original Indenture, this First Supplemental Indenture or the Additional Securities.

SECTION 4.07 Successors.

All agreements of the Company in this First Supplemental Indenture and the Additional Securities shall bind its successor. All agreements of the Trustee in this First Supplemental Indenture shall bind its successor.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

TEEKAY CORPORATION

By:	/s/ Vincent Lok
Vincent Lok
Executive Vice President and Chief Financial Officer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	Lawrence M. Kusch
Lawrence M. Kusch
Vice President

EXHIBIT A

FORM OF CERTIFICATE OF TRANSFER

Teekay Corporation

4th Floor, Belvedere Building

69 Pitts Bay Road

Hamilton, HM 08, Bermuda

The Bank of New York Mellon Trust Company, N.A.

400 South Hope Street, Suite 400

Los Angeles, California 90071

Attention: Corporate Trust Administration

Re:	8.5% Senior Notes due January 15, 2020 (the “Securities”)

Reference is hereby made to the Indenture, dated as of January 27, 2010 (as supplemented by the First Supplemental Indenture dated as of November 16, 2015, the “Indenture”), between Teekay Corporation, a Marshall Islands corporation (the “Company”), and The Bank of New York Mellon Trust Company, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                    , (the “Transferor”) owns and proposes to transfer the Securities or an interest in such Securities specified in Annex A hereto, in the principal amount of $         in such Securities or interests (the “Transfer”), to                      (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. ☐ Check if Transferee will take delivery of a beneficial interest in the 144A Global Security or a Restricted Definitive Security pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Security is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest or Definitive Security for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A, and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Security and/or the Restricted Definitive Security and in the Indenture and the Securities Act.

2. ☐ Check if Transferee will take delivery of a beneficial interest in the Regulation S Temporary Global Security, the Regulation S Permanent Global Security or a Restricted Definitive Security pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Permanent Global Security, the Regulation S Temporary Global Security and/or the Restricted Definitive Security and in the Indenture and the Securities Act.

3. ☐ Check and complete if, among other things, Transferee will take delivery of a beneficial interest in a Restricted Global Security or a Restricted Definitive Security pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Securities and Restricted Definitive Securities and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

(a) ☐ such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

or

(b) ☐ such Transfer is being effected to the Company or a subsidiary thereof;

or

(c) ☐ such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

or

(d) ☐ such Transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144, Rule 903 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Security or Restricted Definitive Securities and the requirements of the exemption claimed, which certification is supported by an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Security and/or the Restricted Definitive Securities and in the Indenture and the Securities Act.

4. ☐ Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Security or an Unrestricted Definitive Security.

(a) ☐ Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Definitive Securities and in the Indenture.

(b) ☐ Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Definitive Securities and in the Indenture.

(c) ☐ Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Security will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities or Restricted Definitive Securities and in the Indenture.

This certificate and the statements contained herein are made for your benefit.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

ANNEX A TO CERTIFICATE OF TRANSFER

1.	The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

	(a)	☐	a beneficial interest in the:

		(i)	☐	144A Global Security (CUSIP 87900YAB9), or

		(ii)	☐	Regulation S Global Security (CUSIP Y8564WAC7), or

	(b)	☐	a Restricted Definitive Security.

2.	After the Transfer the Transferee will hold:

[CHECK ONE]

	(a)	☐	a beneficial interest in the:

		(i)	☐	144A Global Security (CUSIP 87900YAB9), or

		(ii)	☐	Regulation S Global Security (CUSIP Y8564WAC7), or

		(iii)	☐	Unrestricted Global Security (CUSIP 87900YAA1); or

	(b)	☐	a Restricted Definitive Security; or

	(c)	☐	an Unrestricted Definitive Security (CUSIP 87900YAA1),

in accordance with the terms of the Indenture.

EXHIBIT B

FORM OF CERTIFICATE OF EXCHANGE

Teekay Corporation

4th Floor, Belvedere Building

69 Pitts Bay Road

Hamilton, HM O8, Bermuda

The Bank of New York Mellon Trust Company, N.A.

400 South Hope Street, Suite 400

Los Angeles, California 90071

Attention: Corporate Trust Administration

Re:	8.5% Senior Notes due January 15, 2020 (the “Securities”)

(CUSIP [            ])

Reference is hereby made to the Indenture, dated as of January 27, 2010 (as supplemented by the First Supplemental Indenture dated as of November 16, 2015, the “Indenture”), by Teekay Corporation, a Marshall Islands corporation (the “Company”) and The Bank of New York Mellon Trust Company, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                    , (the “Owner”) owns and proposes to exchange the Securities or an interest in such Securities specified herein, in the principal amount of $         in such Securities or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that:

1. Exchange of Restricted Definitive Securities or Beneficial Interests in a Restricted Global Security for Unrestricted Definitive Securities or Beneficial Interests in an Unrestricted Global Security

(a) ☐ Check if Exchange is from beneficial interest in a Restricted Global Security to beneficial interest in an Unrestricted Global Security. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for a beneficial interest in an Unrestricted Global Security in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

B-1

(b) ☐ Check if Exchange is from beneficial interest in a Restricted Global Security to Unrestricted Definitive Security. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Definitive Security is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(c) ☐ Check if Exchange is from Restricted Definitive Security to beneficial interest in an Unrestricted Global Security. In connection with the Owner’s Exchange of a Restricted Definitive Security for a beneficial interest in an Unrestricted Global Security, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

(d) ☐ Check if Exchange is from Restricted Definitive Security to Unrestricted Definitive Security. In connection with the Owner’s Exchange of a Restricted Definitive Security for an Unrestricted Definitive Security, the Owner hereby certifies (i) the Unrestricted Definitive Security is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. Exchange of Restricted Definitive Securities or Beneficial Interests in Restricted Global Securities for Restricted Definitive Securities or Beneficial Interests in Restricted Global Securities

(a) ☐ Check if Exchange is from beneficial interest in a Restricted Global Security to Restricted Definitive Security. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Security for a Restricted Definitive Security with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Security is being acquired for the Owner’s own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Security issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Security and in the Indenture and the Securities Act.

B-2

(b) ☐ Check if Exchange is from Restricted Definitive Security to beneficial interest in a Restricted Global Security. In connection with the Exchange of the Owner’s Restricted Definitive Security for a beneficial interest in the [CHECK ONE] ☐ 144A Global Security, ☐ Regulation S Global Security, with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Security and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

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